PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                        STRONG INTERNATIONAL BOND FUNDS
                       STRONG GLOBAL HIGH-YIELD BOND FUND
                         STRONG INTERNATIONAL BOND FUND
                       STRONG SHORT-TERM GLOBAL BOND FUND

                        STRONG INTERNATIONAL STOCK FUNDS
                            STRONG ASIA PACIFIC FUND
                       STRONG FOREIGN MAJORMARKETSSM FUND
                        STRONG INTERNATIONAL STOCK FUND
                              STRONG OVERSEAS FUND


                Supplement to the Prospectus dated March 1, 2000


STRONG GLOBAL HIGH-YIELD BOND FUND

CLOSING OF THE STRONG GLOBAL HIGH-YIELD BOND FUND. Effective May 26, 2000, the Strong Global High-Yield Bond Fund ("Global Bond Fund") will be closed to new investors and on June 26, 2000, the Global Bond Fund will no longer accept additional investments by current shareholders, except for reinvested dividends. For investors who are currently using the Global Bond Fund as part of an automatic investment plan, payroll direct-deposit program, or company-sponsored retirement plan, we will be contacting you shortly to make alternative arrangements.

MERGER OF GLOBAL BOND FUND AND SPECIAL MEETING OF SHAREHOLDERS. On May 5, 2000, the Global Bond Fund's Board of Directors approved the merger of the fund into the Strong High-Yield Bond Fund and called for a Special Meeting of Shareholders to be held on September 6, 2000. The purpose of the meeting is to vote on whether to approve an agreement and plan of reorganization, including an amendment to the Amended and Restated Articles of Incorporation of the Strong International Income Funds, Inc. to eliminate the Global Bond Fund's class of shares. The Global Bond Fund's Board believes this is in the best interest of the fund's shareholders because of the fund's small asset size, lack of expected asset growth, and lack of economies of scale. The fund's management does not believe the fund can reach a sustainable size in the near future because the combination of credit quality risks associated with medium- and lower-quality bonds and the additional currency-related risks associated with foreign investments have resulted in a lack of investor interest in the Global Bond Fund.

In July 2000, all Global Bond Fund shareholders will be sent a proxy statement explaining the proposed merger and notifying them of the time and date of the shareholder meeting. Following the necessary approvals at the shareholder meeting, your account in the Global Bond Fund will automatically be converted - on a tax-free basis - into shares of the Strong High-Yield Bond Fund with a value equivalent to the value of your account in the Global Bond Fund on the conversion date. Before then, if you would like to arrange an exchange or redemption of your shares, you may call us at the number below. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR

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EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES,
MAY GIVE RISE TO A TAX LIABILITY FOR YOU.

If you have any questions, please call us, day or night, at 1-800-368-3863, 24 hours a day, 7 days a week.

            The date of this Prospectus Supplement is May 26, 2000.







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